DELAWARE GROUP INCOME FUNDS

Delaware Delchester Fund

Supplement to the Fund's
Class A * Class B * Class C * Class R Prospectus
dated September 30, 2004

The following replaces the information on page 4 of the Fund's Prospectus titled "What are the Fund's fees and expenses?":

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of each Fund. You do not pay sales charges when you buy or sell Class R shares.
CLASS	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees[4]	none	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.
CLASS	A	B	C	R
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.29%[7]	1.00%	1.00%	0.60%
Other expenses[5]	0.39%	0.39%	0.39%	0.39%
Total operating expenses[6]	1.33%	2.04%	2.04%	1.64%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.8 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
CLASS[9]	A	B	B (if redeemed)	C	C (if redeemed)	R

1 year	$579	$207	$607	$207	$307	$167
3 years	$852	$640	$865	$640	$640	$517
5 years	$1,146	$1,098	$1,248	$1,098	$1,098	$892
10 years	$1,979	$2,187	$2,187	$2,369	$2,369	$1,944
  A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
  If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.
  Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
  Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
  As of December 1, 2004, the investment manager has elected to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance costs and 12b-1 fees) from exceeding 0.91% of average daily net assets until such time as the waiver is revoked. The fees and expenses in the table above do not reflect the investment manager's election to waive fees and pay expenses as described. The following table shows operating expenses that have been restated to reflect an expense decrease in the current fiscal year and reflects the manager's current fee waivers and payments:
	Class	A	B	C	R
Fund operating expenses including voluntary expense cap in effect until such waiver is revoked	Management fees	0.52%	0.52%	0.52%	0.52%
	Distribution and service (12b-1) fees	0.29%	1.00%	1.00%	0.60%
	Other expenses	0.39%	0.39%	0.39%	0.39%
	Total operating expenses	1.20%	1.91%	1.91%	1.51%
  The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Delchester Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% nor less than 0.10%. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets.
  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
  The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

This Supplement is dated January 6, 2005.